[MFS(SM) INVESTMENT MANAGEMENT(R) LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)
MAY 1, 2006                                                           PROSPECTUS
                                                                   SERVICE CLASS

MFS(R) NEW DISCOVERY SERIES

MFS(R) RESEARCH INTERNATIONAL SERIES

MFS(R) TOTAL RETURN SERIES

MFS(R) VALUE SERIES

This Prospectus describes four series of the MFS Variable Insurance Trust (referred to as the trust), each of which offers Service Class shares.

1. MFS NEW DISCOVERY SERIES seeks capital appreciation (referred to as the New Discovery Series).

2. MFS RESEARCH INTERNATIONAL SERIES seeks capital appreciation (referred to as the Research International Series).

3. MFS TOTAL RETURN SERIES seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income (referred to as the Total Return Series).

4. MFS VALUE SERIES seeks capital appreciation and reasonable income (referred to as Value Series).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

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TABLE OF CONTENTS

                                                                             PAGE

I      Expense Summary                                                         1

II     Risk Return Summary                                                     2

        1.   New Discovery Series                                              2

        2.   Research International Series                                     5

        3.   Total Return Series                                               7

        4.   Value Series                                                     12

III    Certain Investment Strategies and Risks                                15

IV     Management of the Series                                               15

V      Description of Shares                                                  17

VI     Other Information                                                      17

VII    Financial Highlights                                                   19

       Appendix A -- Investment Techniques and Practices                     A-1

   The trust offers Service Class shares for 15 of its series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts, to qualified pension and retirement plans and to other eligible investors. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser). Four of these are described below.

I  EXPENSE SUMMARY

-  EXPENSE TABLE

   The "Expense Table" describes the fees and expenses that you may pay when you hold service class shares of each series. These expenses do not take into account the fees and expenses imposed by the investment vehicle through which an investment in a series is made. If these fees and expenses were included, expenses shown would be higher.

   ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):

                                                      NEW         RESEARCH        TOTAL
                                                   DISCOVERY   INTERNATIONAL      RETURN         VALUE
                                                     SERIES        SERIES         SERIES         SERIES
                                                  -----------  -------------   ------------   ------------
   Management Fees                                   0.90%          0.90%          0.75%         0.75%
   Distribution (12b-1) Fees(1)                      0.25%          0.25%          0.25%         0.25%
   Other Expenses(2)                                 0.16%          3.13%          0.09%         0.16%
                                                     ----           ----           ----          ----
   Total Annual Series Operating Expenses(2)         1.31%          4.28%          1.09%         1.16%
     Fee Reductions                                   N/A          (2.93)%(3)       N/A         (0.01)%(3)
                                                     ----           ----           ----          ----
   Net Expenses(2)                                   1.31%          1.35%          1.09%         1.15%

----------
   (1) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).
   (2) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.
   (3) MFS has agreed in writing to bear the series' expenses such that "Other Expenses" (determined without giving effect to the expense offset arrangements described above), do not exceed 0.15% annually (0.20% annually for the Research International Series). This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This written fee arrangement will continue until at least April 30, 2007.

-  EXAMPLE OF EXPENSES--SERVICE CLASS

   THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY THE INVESTMENT VEHICLE THROUGH WHICH YOUR INVESTMENT IN A SERIES IS MADE. IF THESE FEES AND EXPENSES WERE INCLUDED, EXPENSES SHOWN WOULD BE HIGHER.

      The examples assume that:

       - You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

       - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

       - The series' operating expenses remain the same, except that total operating expenses are assumed to be the series' "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary Expense Table" above).

   Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                                              PERIOD
                                                        --------------------------------------------------
                                                        1 YEAR        3 YEARS       5 YEARS      10 YEARS
   -------------------------------------------------------------------------------------------------------
   New Discovery Series                                 $  133        $   415       $   718      $  1,579
   Research International
   Series                                                  137          1,031         1,936         4,262
   Total Return Series                                     111            347           601         1,329
   Value Series                                            117            367           637         1,408

II RISK RETURN SUMMARY

   Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."

   1: NEW DISCOVERY SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

   The series invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which MFS believes offer superior prospects for growth and are either:

   - early in their life cycle but which have the potential to become major enterprises, or

   - major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

   While emerging growth companies may be of any size, the series will generally focus on smaller capitalization emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations in the Russell 2000 Growth Index at the time of investment. As of January 31, 2006, the range of companies in the Russell 2000 Growth Index was between $25 million and $4.8 billion. This index is a widely recognized, unmanaged index of small cap common stock prices. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   The series may engage in short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.

   The series may invest in foreign securities through which it may have exposure to foreign currencies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

   - EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

          -  have limited product lines, markets and financial resources

          -  are dependent on management by one or a few key individuals

          - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

   - SMALL CAPITALIZATION COMPANIES RISK: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small capitalization companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

   - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

   - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale subject to prevailing market rates, the potential loss is unlimited.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.

       The series commenced investment operations with the offering of Initial Class shares on May 1, 1998 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

        2000     (2.10%)
        2001     (5.25%)
        2002    (31.80%)
        2003     33.43%
        2004      6.21%
        2005      5.03%

       During the period shown in the bar chart, the highest quarterly return was 25.99% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (23.50)% (for the calendar quarter ended September 30, 2001).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                    1 YEAR    5 YEAR     LIFE*
   New Discovery Series--Service Class Shares        5.03%    (0.78)     6.91%
   Russell 2000 Growth Index+**                      4.15%     2.28%     1.46%

----------
   * Series performance figures are for the period from the commencement of the series' investment operations on May 1, 1998, through December 31, 2005. Index returns are from May 1, 1998.
   +   Source: Standard & Poor's Micropal, Inc.
   **  The Russell 2000 Growth Index measures U.S. small-cap growth stocks.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-  PORTFOLIO MANAGER

   Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio manager is primarily responsible for the day-to-day management of the series.

   PORTFOLIO MANAGER          PRIMARY ROLE        SINCE       TITLE AND FIVE YEAR HISTORY
   -----------------          ------------        -----       ---------------------------
   Thomas H. Wetherald     Portfolio Manager      2004        Vice President of MFS;
                                                              employed in the investment
                                                              management area of MFS since
                                                              2002. Prior to 2002 Mr.
                                                              Wetherald was a portfolio
                                                              manager and research analyst
                                                              at Manning & Napier Advisors.

   2: RESEARCH INTERNATIONAL SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

   The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of foreign companies. The series focuses on foreign companies (including emerging market issuers) which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series does not generally emphasize any particular country and, under normal market conditions, will be invested in at least five countries. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

   The series' assets are allocated among various sectors. A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed by MFS and its affiliates.

   The series may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Companies may be less likely to pay dividends in difficult economic environments.

   - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

   - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

   - GEOGRAPHIC CONCENTRATION RISK: The series may invest from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

   - ACTIVE AND FREQUENT TRADING RISK: The series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table are not included because the series has not had a full calendar year of investment operations.

-  PORTFOLIO MANAGER

   Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.

   PORTFOLIO MANAGER        PRIMARY ROLE          SINCE        TITLE AND FIVE YEAR HISTORY
   -----------------        ------------          -----        ---------------------------
   Jose Luis Garcia      Portfolio Manager,       2005     Vice President of MFS; employed in the
                          General Oversight                investment management area of MFS since
                           over a Team of                  2002. Prior to 2002, Mr. Garcia was Chief
                              Analysts                     Executive Officer for Telefonica BZB in
                                                           Mexico City.

   Thomas Melendez       Portfolio Manager,       2005     Vice President of MFS; employed in the
                          General Oversight                investment management area of MFS since
                           over a Team of                  2002. Prior to 2002, Mr. Melendez was most
                              Analysts                     recently an Emerging Market Specialist at
                                                           Schroders North America.

   3: TOTAL RETURN SERIES

-  INVESTMENT OBJECTIVES

   The series' main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. These objectives may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

   The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests:

   - at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities, and

   - at least 25% of its net assets in non-convertible fixed income securities.

   The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

   Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

   EQUITY INVESTMENTS. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities, such as common stocks, preferred stocks, convertible securities and depositary receipts, of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

   - they are viewed by MFS as being temporarily out of favor in the market due to

          -  a decline in the market,

          -  poor economic conditions,

          - developments that have affected or may affect the issuer of the securities or the issuer's industry, or

   -   the market has overlooked them.

   Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

   As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

   -   a fixed income stream, and

   - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:

   - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government, one of its agencies or instrumentalities, or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

   - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series, and

   - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

   In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - ALLOCATION RISK: The series will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

   - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

   - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

   - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

   - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

   - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

   -   JUNK BOND RISK:

          - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

          - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

   - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

   -   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES:

          -  MATURITY RISK:

             + MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                  + When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                  + When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

             + COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

             + ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

          - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

   -   BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.

       The series commenced investment operations with the offering of Initial Class shares on January 3, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

         2000    15.84%
         2001     0.02%
         2002    (5.35%)
         2003    16.00%
         2004    11.03%
         2005     2.60%

       During the period shown in the bar chart, the highest quarterly return was 10.27% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (7.97)% (for the calendar quarter ended September 30, 2002).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                     1 YEAR        5 YEAR         10 YEAR
   Total Return Series--Service Class Shares          2.60%         4.58%          8.82%
   Standard & Poor's 500 Stock Index*+                4.91%         0.54%          9.07%
   Lehman Brothers U.S. Aggregate Bond Index*@        2.43%         5.87%          6.16%

----------
   *   Source: Standard & Poor's Micropal, Inc.
   + The Standard & Poor's 500 Stock Index (the S&P 500) measures the broad U.S. stock market.
   @ The Lehman Brothers U.S. Aggregate Bond Index measures the U.S. bond market.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-  PORTFOLIO MANAGERS

   Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.

   PORTFOLIO MANAGER              PRIMARY ROLE          SINCE    TITLE AND FIVE YEAR HISTORY
   -----------------              ------------          -----    ---------------------------
   Alan Langsner                 Multi-Cap Value        2004     Vice President of MFS;
                               Equities Portfolio                employed in the investment
                                     Manager                     management area of MFS since
                                                                 1999.

   Brooks Taylor                 Lead/Large Cap         2004     Senior Vice President of
                                 Value Equities                  MFS; employed in the
                               Portfolio Manager                 investment management area
                                                                 of MFS since 1996.

   Kenneth Enright               Multi-Cap Value        1999     Senior Vice President of
                               Equities Portfolio                MFS; employed in the
                                     Manager                     investment management area
                                                                 of MFS since 1986.

   Michael Roberge               Debt Securities        2002     Executive Vice President of
                                Portfolio Manager                MFS; employed in the
                                                                 investment management area
                                                                 of MFS since 1996.

   Steven Gorham                 Large-Cap Value        2002     Senior Vice President of
                               Equities Portfolio                MFS; employed in the
                                     Manager                     investment management area
                                                                 of MFS since 1992.

   Richard O. Hawkins            Debt Securities        2005     Senior Vice President of
                                Portfolio Manager                MFS; employed in the
                                                                 investment management area
                                                                 of MFS since 1988.

   William Douglas               Mortgage Backed        2004     Vice President of MFS;
                                 Debt Securities                 employed in the investment
                                Portfolio Manager                management area of MFS since
                                                                 2004. Prior to 2004,
                                                                 Mr. Douglas was a Vice
                                                                 President and Senior
                                                                 Mortgage Analyst at
                                                                 Wellington Management
                                                                 Company LLP.

   Nevin P. Chitkara             Large-Cap Value      May 2006   Vice President of MFS;
                               Equities Portfolio                employed in the investment
                                     Manager                     management area of MFS since
                                                                 1997.

   4: VALUE SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is to seek capital appreciation and reasonable income. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

   The series invests, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which the adviser believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the series may invest in companies of any size, the series generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

   -   they are temporarily out of favor in the market due to

          -  a decline in the market

          -  poor economic conditions

          - developments that have affected or may affect the issuer of the securities or the issuer's industry

   -   the market has overlooked them.

   Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Composite Stock Index. Equity securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   The series may invest in foreign securities through which it may have exposure to foreign currencies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - UNDERVALUED SECURITIES RISK: The series may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

   - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potential lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

   - INTEREST RATE RISK: Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

   - FOREIGN MARKETS RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

         2003    24.71%
         2004    14.82%
         2005     6.38%

       During the period shown in the bar chart, the highest quarterly return was 14.96% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (6.38)% (for the calendar quarter ended March 31, 2003).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                          1 YEAR         LIFE*
   Value Series--Service Class Shares      6.38%         7.05%
   Russell 1000 Value Index**+             7.05%         8.19%

----------
   * Series performance figures are for the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2005. Index returns are from January 1, 2002.
   **  Source: Standard & Poor's Micropal, Inc.
   +   The Russell 1000 Value Index measures Large-Cap U.S. Value Stocks.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-  PORTFOLIO MANAGERS

   Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio manager is primarily responsible for the day-to-day management of the series.

   PORTFOLIO MANAGER              PRIMARY ROLE          SINCE    TITLE AND FIVE YEAR HISTORY
   -----------------              ------------          -----    ---------------------------
   Steven Gorham               Portfolio Manager        2002     Senior Vice President of
                                                                 MFS; employed in the
                                                                 investment management area
                                                                 of MFS since 1992.

   Nevin P. Chitkara           Portfolio Manager      May 2006   Vice President of MFS;
                                                                 employed in the investment
                                                                 management area of MFS since
                                                                 1997.

III CERTAIN INVESTMENT STRATEGIES AND RISKS

-  FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

   Each series may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the series' transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).

-  TEMPORARY DEFENSIVE POLICIES

   Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

-  ACTIVE AND FREQUENT TRADING

   Each series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains, as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

IV MANAGEMENT OF THE SERIES

-  INVESTMENT ADVISER

   Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

   MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee, based on the series' average daily net assets.

   For the fiscal year ended December 31, 2005, each series paid MFS an effective management fee rate as set forth under "Expense Summary--Expense Table" above, except for the following series, which paid MFS an effective management fee for this period as follows:

                                         EFFECTIVE
                                        MANAGEMENT
                                         FEE--FYE
   SERIES                                  2005
   ------------------------------------------------
   MFS Research Bond Series                0.53%

   The management fee set forth in each series' Investment Advisory Agreement, as a percentage of such series' average daily net assets, equals its effective fee as set forth under "Expense Summary--Expense Table" above.

   Effective May 1, 2005, MFS agreed in writing to reduce its management fee from 0.60% to 0.50% annually of the series' average daily net assets for MFS Research Bond Series.

   Effective August 1, 2005, MFS agreed in writing to reduce its management fee as a percentage annually of each series' average daily net assets for each series shown as follows:

   SERIES                                    MANAGEMENT FEE
   MFS Capital Opportunities Series          From 0.75% to 0.65% on average daily net assets over $1 billion
   MFS Emerging Growth Series
   MFS High Income Series
   MFS Investors Growth Stock Series
   MFS Investors Trust Series
   MFS Research Series
   MFS Strategic Income Series
   MFS Value Series

   MFS New Discovery Series                  From 0.90% to 0.80% on average daily net assets over $1 billion

   MFS Total Return Series                   From 0.75% to 0.65% on average daily net assets over $3 billion

   MFS Mid Cap Growth Series                 From 0.75% to 0.70% on average daily net assets over $1 billion

   MFS Utilities Series

   MFS Global Equity Series                  From 1.00% to 0.90% on average daily net assets over $1 billion

   These written agreements will remain in effect until modified by the series' Board of Trustees and MFS.

   A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement between the series and MFS is available in each series' Annual Report to shareholders for the fiscal year ended December 31, 2005.

   MFS Fund Distributors, Inc. or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to insurance companies, plan sponsors and other eligible investors to whom shares of the series are offered (collectively, together with their affiliates, "Record Owners") as incentives to market the series or to cooperate with MFD's promotional efforts or in recognition of their marketing and/or administrative support. This compensation, which is paid by MFD, is not reflected in the fees and expenses listed in the fee table section of the series' prospectus. In the case of any one Record Owner, marketing and administrative support payments generally will not exceed 0.25% of the total assets of the series attributable to the Record Owner, on an annual basis. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to Record Owners.

   These payments may provide an additional incentive to Record Owners to actively promote the series or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a Record Owner may have a financial incentive to recommend a particular series or a share class. You can find further details in the SAI about the payments made by MFD and the services provided by Record Owners. In addition, you can ask your Record Owner for information about any payments it receives from MFD and any services provided, as well as about any fees and/or commissions it charges in addition to those disclosed in this prospectus. Record Owners that market the series may also act as, or be affiliated with, a broker or dealer in connection with a series' purchase or sale of portfolio securities. However, the series and MFS do not consider a Record Owner's purchases of shares of a series as a factor when choosing brokers or dealers to effect portfolio transactions for the series.

   DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of series portfolio holdings. A description of this policy is provided in the Statement of Additional Information. In addition, by clicking on a series name under "Select a fund" on the MFS website, mfs.com, the following information is generally available to you:

   INFORMATION                                                  APPROXIMATE DATE OF POSTING TO WEBSITE
   ---------------------------------------------------------------------------------------------------
   Series' top 10 securities holdings as of each month's end    14 days after month end
   Series' full securities holdings as of each month's end      29 days after month end

   Note that the series or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

-  ADMINISTRATOR

   MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-  DISTRIBUTOR

   MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each series.

-  SHAREHOLDER SERVICING AGENT

   MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

V  DESCRIPTION OF SHARES

   The trust offers Initial and Service Class shares of each fund (except the Money Market Series which only offers Initial Class shares and therefore is not available through this service class prospectus). Service Class shares are offered through this prospectus. If you would like to receive a copy of the prospectus for Initial Class shares, please call the MFS Service Center. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts, plans and other eligible investors, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

VI OTHER INFORMATION

-  PRICING OF SERIES' SHARES

   The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of series shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the series' do not transact purchase, exchange or redemption orders.

   To determine net asset value, each series' investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

   The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

   Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

   In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

   Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

   All purchases, redemptions, and exchanges of shares are made through insurance company separate accounts, Plans, and other eligible investors, which are the record owner of the shares. Contract holders, plan beneficiaries, and other investors seeking to purchase, redeem, or exchange interests in the series' shares should consult with the insurance company, plan sponsor or other eligible investor through which their investment in the series is made.

   Insurance companies, plan sponsors and other eligible investors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 10:00 a.m. Eastern time on the next day on which the New York Stock Exchange is open for trading.

-  DISTRIBUTIONS

   Each series intends to pay substantially all of its net income (including any capital gains) to shareholders at least annually.

-  TAX CONSIDERATIONS

   The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

   Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

-  RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS

   RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to the oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

-  EXCESSIVE TRADING PRACTICES

   PURCHASE AND EXCHANGE LIMITATION POLICIES. As a matter of policy adopted by the Trustees, the series reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading (e.g., trading, which in the reasonable judgement of the series or its agents, may disrupt portfolio investment strategies or otherwise adversely affect the series). This policy applies to transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

   LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit the intermediaries to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a series or its agents. Therefore, the ability of the series or its agents to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the series or its agents. The insurance company, plan or other eligible investor through which your investment in the series is made may impose transfer limitations and other limitations designed to curtail excessive trading. In addition, the terms of a particular insurance company contract, plan, or other investment vehicle may also limit the ability of the insurance company, plan or other eligible investor to address excessive trading. Please refer to your insurance company contract, plan, or other material for the investment vehicle through which your investment in the series is made for details. Given the limitations of the series or its agents to detect and curtail excessive trading activity and their reliance on an insurance company, plan or other eligible investor to effectively address potential excessive trading activity, there is a risk that the series' policies may not be applied uniformly and may be ineffective to detect or prevent excessive trading practices. As a result, the series can give no assurances that excessive trading practices will not occur in the series, and shareholders may be subject to the risks associated with excessive trading practices as described below.

   EXCESSIVE TRADING RISKS. To the extent that the series or their agents are unable to curtail excessive trading practices in a series, these practices may interfere with the efficient management of the series' portfolio, and may result in the series engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the series' operating costs and decrease the series' investment performance, and maintenance of a high level of cash balances would likewise result in lower series investment performance during periods of rising markets.

   For series that significantly invest in foreign securities traded on markets which may close prior to when the series determines its net asset value (referred to as valuation time), excessive trading by certain shareholders may cause dilution in the value of series shares held by other shareholders. Because events may occur after the close of these foreign markets and before the series' valuation time that influence the value of these foreign securities, investors may seek to trade shares in an effort to benefit from their understanding of the value of these foreign securities as of the series' valuation time (referred to as price arbitrage). The series have procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the series' valuation time. To the extent that a series does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of shares of that series held by other shareholders.

   For series that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the series' portfolio to a greater degree than series which invest in highly liquid securities, in part because the series may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of series shares held by other shareholders.

-  UNIQUE NATURE OF SERIES

   MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-  POTENTIAL CONFLICTS

   Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the Board of Trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

VII FINANCIAL HIGHLIGHTS

   The financial highlights tables are intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). The per share data in the financial highlights tables, including total returns, do not reflect fees and charges imposed under the variable annuity and variable life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce total return. This information has been audited by the trust's independent registered public accounting firm, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The trust's independent registered public accounting firm is Deloitte & Touche LLP.

1. NEW DISCOVERY SERIES--SERVICE CLASS

                                                                                YEARS ENDED 12/31
                                                     -----------------------------------------------------------------------
                                                         2005           2004           2003           2002           2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $     14.71    $     13.85    $     10.38    $     15.22    $     16.59
                                                     -----------    -----------    -----------    -----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss(d)                               $     (0.12)   $     (0.13)   $     (0.11)   $     (0.09)   $     (0.12)
Net realized and unrealized gain (loss) on
investments and foreign currency                            0.86           0.99           3.58          (4.75)         (0.75)
                                                     -----------    -----------    -----------    -----------    -----------
Total from investment operations                     $      0.74    $      0.86    $      3.47    $     (4.84)   $     (0.87)
                                                     -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gain on investments and
foreign currency transactions                        $        --    $        --    $        --    $        --    $     (0.50)
                                                     -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                       $     15.45    $     14.71    $     13.85    $     10.38    $     15.22
                                                     -----------    -----------    -----------    -----------    -----------
Total return (%) (k)(s)(r)                                  5.03           6.21          33.43         (31.80)         (5.25)
RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
Expenses before expense reductions(f)                       1.30           1.26           1.29           1.28           1.29
Expenses after expense reductions(f)                        1.30           1.26           1.29           1.28           1.26
Net investment loss                                        (0.86)         (0.92)         (0.88)         (0.78)         (0.82)
Portfolio turnover                                           132            134             88             90             63
Net assets at end of period (000 Omitted)            $   296,399    $   386,049    $   349,012    $   176,319    $   124,272

----------
(d)  Per share data are based on average shares outstanding.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.

2. RESEARCH INTERNATIONAL SERIES--SERVICE CLASS

                                                                              YEAR ENDED 12/31,
                                                                                   2005(c)
                                                                              -----------------
Net asset value, beginning of period                                          $           10.00
                                                                              -----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income(d)                                                      $            0.02
Net realized and unrealized gain (loss) on investments
and foreign currency                                                                       2.04
                                                                              -----------------
Total from investment operations                                              $            2.06
                                                                              -----------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                                    $           (0.06)
From net realized gain on investments and foreign currency transactions                   (0.17)
                                                                              -----------------
Total distributions declared to shareholders                                  $           (0.23)
                                                                              -----------------
Net asset value, end of period                                                $           11.83
                                                                              -----------------
Total return (%) (k)(s)(r)                                                                20.68(n)
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions(f)                                                      4.28(a)
Expenses after expense reductions(f)                                                       1.35(a)
Net investment income                                                                      0.28(a)
Portfolio turnover                                                                           95
Net assets at end of period (000 Omitted)                                     $             241

----------
(c) For the period from the commencement of the series' investment operations, April 29, 2005, through December 31, 2005.
(a)  Annualized.
(n)  Not annualized.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

3. TOTAL RETURN SERIES--SERVICE CLASS

                                                                                YEARS ENDED 12/31
                                                     -----------------------------------------------------------------------
                                                            2005           2004          2003           2002          2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $     21.25    $     19.44    $     17.05    $     18.54    $     19.56
                                                     -----------    -----------    -----------    -----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income(d)                             $      0.42    $      0.41    $      0.33    $      0.40    $      0.45
Net realized and unrealized gain (loss) on
investments and foreign currency                            0.07           1.70           2.36          (1.36)         (0.44)
                                                     -----------    -----------    -----------    -----------    -----------
Total from investment operations                     $      0.49    $      2.11    $      2.69    $     (0.96)   $      0.01
                                                     -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $     (0.39)   $     (0.30)   $     (0.30)   $     (0.29)   $     (0.41)
From net realized gain on investments and foreign
currency transactions                                      (0.85)            --             --          (0.24)         (0.62)
                                                     -----------    -----------    -----------    -----------    -----------
Total distributions declared to shareholders         $     (1.24)   $     (0.30)   $     (0.30)   $     (0.53)   $     (1.03)
                                                     -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                       $     20.50    $     21.25    $     19.44    $     17.05    $     18.54
                                                     -----------    -----------    -----------    -----------    -----------
Total return (%) (k)(r)(s)                                  2.60          11.03          16.00          (5.35)          0.02
RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
Expenses before expense reductions(f)                       1.09           1.08           1.09           1.10           1.09
Expenses after expense reductions(f)                        1.09           1.08           1.09           1.10           1.09
Net investment income                                       2.08           2.04           1.87           2.37           2.44
Portfolio turnover                                            46             57             53             73             98
Net assets at end of period (000 Omitted)            $   865,499    $   637,055    $   394,080    $   175,535    $    40,191

----------
(d)  Per share data are based on average shares outstanding.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.

4. VALUE SERIES--SERVICE CLASS

                                                                        YEARS ENDED 12/31
                                                     --------------------------------------------------------
                                                         2005           2004           2003         2002(c)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $     12.07    $     10.73    $      8.62    $     10.00
                                                     -----------    -----------    -----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income(d)                             $      0.15    $      0.13    $      0.11    $      0.12
Net realized and unrealized gain (loss) on
investments and foreign currency                            0.59           1.43           2.02          (1.50)
                                                     -----------    -----------    -----------    -----------
Total from investment operations                     $      0.74    $      1.56    $      2.13    $     (1.38)
                                                     -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           $     (0.08)   $     (0.05)   $     (0.02)   $        --
From net realized gain on investments and foreign
currency transactions                                      (0.29)         (0.17)            --             --
                                                     -----------    -----------    -----------    -----------
Total distributions declared to shareholders         $     (0.37)   $     (0.22)   $     (0.02)   $        --
                                                     -----------    -----------    -----------    -----------
Net asset value, end of period                       $     12.44    $     12.07    $     10.73    $      8.62
                                                     -----------    -----------    -----------    -----------
Total return (%) (k)(s)(r)                                  6.38          14.82          24.71         (13.80)(n)
RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
Expenses before expense reductions(f)                       1.16           1.18           1.43           3.19(a)
Expenses after expense reductions(f)                        1.15           1.15           1.15           1.15(a)
Net investment income                                       1.25           1.19           1.22           1.44(a)
Portfolio turnover                                            20             34             48            102
Net assets at end of period (000 Omitted)            $    60,247    $    35,500    $    18,137    $     3,735

----------
(c) For the period from the commencement of the series' investment operations, January 2, 2002 through December 31, 2002.
(r) Certain expenses have been reduced without which performance would have been lower.
(a)  Annualized.
(n)  Not annualized.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

APPENDIX A                                                  NEW DISCOVERY SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the New Discovery Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY  / / PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
    ASSET-BACKED SECURITIES
     Collateralized Mortgage Obligations and Multiclass Pass-Through Securities    / /
     Corporate Asset-Backed Securities                                             / /
     Mortgage Pass-Through Securities                                              / /
     Stripped Mortgage-Backed Securities                                           / /
    Corporate Securities                                                           /X/
     Loans and Other Direct Indebtedness                                           / /
     Lower Rated Bonds                                                             /X/
     Municipal Bonds                                                               / /
     U.S. Government Securities                                                    /X/
     Variable and Floating Rate Obligations                                        /X/
     Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                      /X/
   Equity Securities                                                               /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                                                    / /
    Depositary Receipts                                                            /X/
    Dollar-Denominated Foreign Debt Securities                                     /X/
    Emerging Markets                                                               /X/
    Foreign Securities                                                             /X/
   Forward Contracts                                                               /X/
   Futures Contracts                                                               /X/
   Indexed Securities/Structured Products                                          /X/
   Inverse Floating Rate Obligations                                               / /
   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End                                                                       /X/
    Closed-End                                                                     /X/
   Lending of Portfolio Securities                                                 /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                                                / /
    Mortgage "Dollar-Roll" Transactions                                            /X/
    Reverse Repurchase Agreements                                                  / /
   OPTIONS
    Options on Foreign Currencies                                                  /X/
    Options on Futures Contracts                                                   /X/
    Options on Securities                                                          /X/
    Options on Stock Indices                                                       /X/
    Reset Options                                                                  /X/
    "Yield Curve" Options                                                          /X/
   Repurchase Agreements                                                           /X/
   Short Sales                                                                     /X/
   Short Term Instruments                                                          /X/
   Swaps and Related Derivative Instruments                                        /X/
   Temporary Borrowings                                                            /X/
   Temporary Defensive Positions                                                   /X/
   "When-Issued" Securities                                                        /X/

APPENDIX A                                         RESEARCH INTERNATIONAL SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Research International Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY  / / PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
    ASSET-BACKED SECURITIES
     Collateralized Mortgage Obligations and Multiclass Pass-Through Securities    / /
     Corporate Asset-Backed Securities                                             / /
     Mortgage Pass-Through Securities                                              /X/
     Stripped Mortgage-Backed Securities                                           / /
    Corporate Securities                                                           /X/
    Loans and Other Direct Indebtedness                                            / /
    Lower Rated Bonds                                                              / /
    Municipal Bonds                                                                / /
    U.S. Government Securities                                                     /X/
    Variable and Floating Rate Obligations                                         / /
    Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                       / /
   Equity Securities                                                               /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                                                    / /
    Depositary Receipts                                                            /X/
    Dollar-Denominated Foreign Debt Securities                                     /X/
    Emerging Markets                                                               /X/
    Foreign Securities                                                             /X/
   Forward Contracts                                                               /X/
   Futures Contracts                                                               /X/
   Indexed Securities/Structured Products                                          /X/
   Inverse Floating Rate Obligations                                               / /
   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End                                                                       /X/
    Closed-End                                                                     /X/
   Lending of Portfolio Securities                                                 /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                                                / /
    Mortgage "Dollar-Roll" Transactions                                            / /
    Reverse Repurchase Agreements                                                  / /
   OPTIONS
    Options on Foreign Currencies                                                  /X/
    Options on Futures Contracts                                                   /X/
    Options on Securities                                                          /X/
    Options on Stock Indices                                                       /X/
    Reset Options                                                                  /X/
    "Yield Curve" Options                                                          /X/
   Repurchase Agreements                                                           /X/
   Short Sales                                                                     /X/
   Short Term Instruments                                                          /X/
   Swaps and Related Derivative Instruments                                        /X/
   Temporary Borrowings                                                            /X/
   Temporary Defensive Positions                                                   /X/
   "When-Issued" Securities                                                        /X/

APPENDIX A                                                   TOTAL RETURN SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Total Return Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY  / / PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
    ASSET-BACKED SECURITIES
     Collateralized Mortgage Obligations and Multiclass Pass-Through Securities    /X/
     Corporate Asset-Backed Securities                                             /X/
     Mortgage Pass-Through Securities                                              /X/
     Stripped Mortgage-Backed Securities                                           /X/
    Corporate Securities                                                           /X/
    Loans and Other Direct Indebtedness                                            /X/
    Lower Rated Bonds                                                              /X/
    Municipal Bonds                                                                /X/
    U.S. Government Securities                                                     /X/
    Variable and Floating Rate Obligations                                         /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                       /X/
   Equity Securities                                                               /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                                                    /X/
    Depositary Receipts                                                            /X/
    Dollar-Denominated Foreign Debt Securities                                     /X/
    Emerging Markets                                                               /X/
    Foreign Securities                                                             /X/
   Forward Contracts                                                               /X/
   Futures Contracts                                                               /X/
   Indexed Securities/Structured Products                                          /X/
   Inverse Floating Rate Obligations                                               /X/
   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End Funds                                                                 /X/
    Closed-End Funds                                                               /X/
   Lending of Portfolio Securities                                                 /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                                                / /
    Mortgage "Dollar-Roll" Transactions                                            /X/
    Reverse Repurchase Agreements                                                  / /
   OPTIONS
    Options on Foreign Currencies                                                  /X/
    Options on Futures Contracts                                                   /X/
    Options on Securities                                                          /X/
    Options on Stock Indices                                                       /X/
    Reset Options                                                                  /X/
    "Yield Curve" Options                                                          /X/
   Repurchase Agreements                                                           /X/
   Short Sales                                                                     /X/
   Short Term Instruments                                                          /X/
   Swaps and Related Derivative Instruments                                        /X/
   Temporary Borrowings                                                            /X/
   Temporary Defensive Positions                                                   /X/
   "When-Issued" Securities                                                        /X/

APPENDIX A                                                          VALUE SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Value Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY  / / PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING               CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
    ASSET-BACKED SECURITIES                                                        /X/
     Collateralized Mortgage Obligations and Multiclass Pass-Through Securities    /X/
     Corporate Asset-Backed Securities                                             /X/
     Mortgage Pass-Through Securities                                              /X/
     Stripped Mortgage-Backed Securities                                           /X/
    Corporate Securities                                                           /X/
    Loans and Other Direct Indebtedness                                            /X/
    Lower Rated Bonds                                                              /X/
    Municipal Bonds                                                                /X/
    U.S. Government Securities                                                     /X/
    Variable and Floating Rate Obligations                                         /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                       /X/
   Equity Securities                                                               /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                                                    /X/
    Depositary Receipts                                                            /X/
    Dollar-Denominated Foreign Debt Securities                                     /X/
    Emerging Markets                                                               /X/
    Foreign Securities                                                             /X/
   Forward Contracts                                                               /X/
   Futures Contracts                                                               /X/
   Indexed Securities/Structured Products                                          /X/
   Inverse Floating Rate Obligations                                               / /
   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End                                                                       /X/
    Closed-End                                                                     /X/
   Lending of Portfolio Securities                                                 /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                                                / /
    Mortgage "Dollar-Roll" Transactions                                            /X/
    Reverse Repurchase Agreements                                                  / /
   OPTIONS
    Options on Foreign Currencies                                                  /X/
    Options on Futures Contracts                                                   /X/
    Options on Securities                                                          /X/
    Options on Stock Indices                                                       /X/
    Reset Options                                                                  /X/
   "Yield Curve" Options                                                           /X/
   Repurchase Agreements                                                           /X/
   Short Sales                                                                     /X/
   Short Term Instruments                                                          /X/
   Swaps and Related Derivative Instruments                                        /X/
   Temporary Borrowings                                                            /X/
   Temporary Defensive Positions                                                   /X/
   "When-Issued" Securities                                                        /X/

MFS(R) VARIABLE INSURANCE TRUST(SM)

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Variable Insurance Trust--[name of series], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the series. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

TO GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE SERIES, AND TO MAKE INQUIRIES ABOUT THE SERIES, PLEASE CONTACT THE INSURANCE OR ANNUITY COMPANY THROUGH WHICH YOU HAVE PURCHASED YOUR CONTRACT OR:

    MFS Service Center, Inc.
    500 Boylston Street
    Boston, MA 02116
    Telephone: 1-800-637-8730
    Internet: mfs.com

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2006, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The trust's Investment Company Act file number is 811-8326

                                                                   MVIS-PRO-5/06